UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)On June 9, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”).

(b)Four proposals were submitted by the Board to stockholders at the 2020 Annual Meeting. The proposals are described in detail in the Company’s proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”).  The Company’s outstanding common stock, par value $0.001 per share, was the only class of securities entitled to vote on proposals 1-4 at the 2020 Annual Meeting. In proposal 1, the election of directors, the two nominees receiving the highest number of affirmative votes were elected; broker non-votes, abstentions and votes marked “withhold” did not affect the outcome of the election. Proposals 2, 3 and 4 required the affirmative vote of a majority of shares present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote. Broker non-votes were not counted for purposes of determining whether such proposals were approved.

The final results of the voting on each proposal are set forth below.

1. Stockholders elected two directors to the Company’s Board of Directors to hold office until the Company’s 2023 annual meeting of stockholders or until their successors are duly elected and qualified. The votes on this proposal were as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
William W. Smith, Jr.	18,583,336	382,022	12,648,962
Gregory Szabo	18,334,925	630,433	12,648,962

2. Stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
17,591,239	1,212,074	162,045	12,648,962

3. Stockholders ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
30,630,543	663,417	320,360	0

4. Stockholders approved an amendment to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan.  The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
13,923,202	4,898,002	144,154	12,648,962

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: June 11, 2020	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President and Chief Financial Officer